Exhibit 23








                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 33-49864, 33-54104 and 333-43311) and on Form S-8 (Nos. 33-38528, 33-49646, 33-32439, 2-80883 and 33-52069) of Old Republic
International Corporation of our report dated March 14, 2001 relating to the financial statements, which appears in this Form 10-K.



                                                  /s/ PricewaterhouseCoopers LLP





Chicago, Illinois
March 26, 2001